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Exhibit 13.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

             Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Vale S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

             The Annual Report on Form 20-F for the year ended December 31, 2010 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROGER AGNELLI
Name:	Roger Agnelli
Title:	Chief Executive Officer
Date:	April 28, 2011
/s/ GUILHERME PERBOYRE CAVALCANTI
Name:	Guilherme Perboyre Cavalcanti
Title:	Chief Financial Officer
Date:	April 28, 2011

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  Exhibit 13.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)